SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                               SEPTEMBER 17, 2001


                            BNL FINANCIAL CORPORATION
             (Exact name of Registrant as specified in its charter)

        IOWA                        0-16880                     42-1239454
(State of incorporation)    (Commission File Number)         (I.R.S. Employer
                                                             Identification No.)


                         2100 W. William Cannon, Suite L
                                  Austin, Texas                78745
                    (Address of principal executive offices) (Zip Code)


               Registrant's telephone number, including area code:
                                 (512) 383-0220

                                       N/A
          (Former Name or Former Address; if Changed Since Last Report)

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ITEM 5.             OTHER EVENTS

         The Company is filing this Current Report on Form 8-K for the purpose of filing with the Securities and Exchange Commission as Exhibit 99.1 hereto a copy of the Company's 2001 Incentive Bonus Plan which has been adopted and approved by the Company's Board of Directors.

         The 2001 Incentive Bonus Plan provides for the payment of cash bonuses to certain executive officers of the Company based upon the Company's operating results. Bonuses are payable based upon a measure of pre-tax operating income for the six-month periods ending on June 30 and December 31 of each fiscal year. The aggregate bonuses payable under the Plan equal ten percent (10%) of such pre-tax operating income amounts.

ITEM 7.           FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
                  AND EXHIBITS

         (a)      Not applicable.

         (b)      Not applicable.

         (c)      Exhibits.

                  99.1     BNL Financial Corporation 2001 Incentive Bonus Plan.




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                                                     SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    BNL FINANCIAL CORPORATION

                                 By: /s/ Wayne E. Ahart
                                   ---------------------------------------------
                                   Wayne E. Ahart
                                   Chairman of the Board

September 17, 2001



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                                                 INDEX TO EXHIBITS


EXHIBIT NO.                         DESCRIPTION

99.1                       BNL Financial Corporation 2001 Incentive Bonus Plan



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EXHIBIT 99.1

                            BNL FINANCIAL CORPORATION
                            2001 INCENTIVE BONUS PLAN


                                    ARTICLE 1
                                     PURPOSE

     1.1. GENERAL. The purpose of the BNL Financial Corporation 2001 Incentive Bonus Plan (the "Plan") is to promote the success and enhance the value of BNL Financial Corporation (the "Company"), to enhance and align the personal interests of certain of its officers (each, a "Participant" and, together the "Participants") to those of Company shareholders and by providing the Participants with an incentive for outstanding performance. The Plan is further intended to provide flexibility to the Company and its subsidiaries in its ability to motivate, attract, and retain the services of employees and officers upon whose judgment, interest, and special effort the successful conduct of the Company's operation is largely dependent. Accordingly, the Plan permits the grant of incentive awards from time to time to selected employees and officers.

                                    ARTICLE 2
                                 EFFECTIVE DATE

     2.1. EFFECTIVE DATE. The Plan shall be effective as of the date upon which it shall be approved by the Board (the "Effective Date"). In the discretion of the Board, Awards may be made to Covered Employees which are intended to satisfy the conditions for deductibility under Code Section 162(m).

                                    ARTICLE 3
                                   DEFINITIONS

     3.1. DEFINITIONS. When a word or phrase appears in this Plan with the initial letter capitalized, and the word or phrase does not commence a sentence, the word or phrase shall generally be given the meaning ascribed to it in this Section or in Section 1.1 unless a clearly different meaning is required by the context. The following words and phrases shall have the following meanings:

          (a) "Award" means any cash, or any other right or interest relating to cash, granted to a Participant under the Plan.

          (b) "Award Calculation Date" means June 30 and December 31 of each fiscal year of the Company during the term of the Plan.


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          (c)  "Award  Payment  Date"  means a date no later than the earlier of that date which is ninety (90) days after an Award Calculation Date or the prior public release of the financial results of the Company for the period ending on an Award Calculation Date, as reflected by either a filing with the SEC or the issuance of a press release reporting such financial results.

          (d)  "BNLAC"  means  Brokers  National  Life  Assurance  Company,   an
               Arkansas  corporation  and  a  wholly-owned   subsidiary  of  the
               Company.

          (e) "BNLAC Pre-Tax Statutory Profits" means "Net Gain from Operations after Dividends to Policy Holders and before Federal Income Taxes" plus "Net Realized Capital Gains or (Losses)," as reflected on the Summary of Operations for any six month period ending on an Award Calculation Date, as filed with the Arkansas Department of Insurance.

          (f)  "Board" means the Board of Directors of the Company.

          (g) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

          (h)  "Company" means BNL Financial Corporation, an Iowa corporation.

          (i) "Company Consolidated Pre-Tax Net Income" means "Income from Operations before Income Taxes," for any six month period ending on an Award Calculation Date, as reflected in the "Consolidated Statements of Operations and Comprehensive Income" of the Company and its Subsidiaries.

          (j)  "Covered Employees" is defined in Code Section 162(m).

          (k)  "Effective  Date" has the meaning  assigned  such term in Section
               2.1.

          (l) "Fair Market Value" means with respect to any property, the fair market value of such property determined by such methods or procedures as may be established from time to time by the Board.

          (m) "Parent" means a corporation or entity that owns or beneficially owns a majority of the outstanding voting stock or voting power of the Company.

          (n) "Participant" means each of Wayne E. Ahart, C. Donald Byrd, Kenneth Tobey, and Barry N. Shamas.

          (o) "Plan" means the BNL Financial Corporation 2001 Incentive Bonus Plan, as amended from time to time.

          (p)  "SEC" means the Securities and Exchange Commission.


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          (q)  "Subsidiary"  means any  corporation  of which a majority  of the outstanding voting stock or voting power is beneficially owned directly or indirectly by the Company.

          (r) "1933 Act" means the Securities Act of 1933, as amended from time to time.

          (s) "1934 Act" means the Securities Exchange Act of 1934, as amended from time to time.

                                    ARTICLE 4
                                 ADMINISTRATION

     4.1. ADMINISTRATION OF PLAN. The Plan shall be administered by the Board of Directors of the Company.

     4.2. ACTION BY THE BOARD. For purposes of administering the Plan, unless otherwise inconsistent with the provisions of the Company's Articles of Incorporation or Bylaws or applicable state statute, the following rules of procedure shall govern the Board. A majority of the Board shall constitute a quorum. The acts of a majority of the members present at any meeting at which a quorum is present, and acts approved unanimously in writing by the members of the Board in lieu of a meeting, shall be deemed the acts of the Board. Each member of the Board is entitled, in good faith, to rely or act upon any report or other information furnished to that member by the Company's independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

     4.3. AUTHORITY OF BOARD. The Board has the exclusive power, authority and discretion to:

          (a)  Designate Participants;

          (b) Determine the type or types of Awards to be granted to each Participant;

          (c)  Determine the number of Awards to be granted;

          (d) Determine the terms and conditions of any Award granted under the Plan;

          (e) Accelerate the vesting or lapse of restrictions, if any, of any outstanding Award, based in each case on such considerations as the Board in its sole discretion determines;
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          (f)  Determine  whether,  to what extent, and under what circumstances an Award may be canceled, forfeited, or surrendered;

          (g) Prescribe the form of any additional written agreement between the Company and the Participants with respect to the Plan, which need not be identical for each Participant;

          (h) Decide all other matters that must be determined in connection with an Award;

          (i) Establish, adopt or revise any rules and regulations as it may deem necessary or advisable to administer the Plan;

          (j) Make all other decisions and determinations that may be required under the Plan or as the Board deems necessary or advisable to administer the Plan; and

          (k) Amend the Plan or any additional written agreement between the Company and the Participants with respect to the Plan as provided in Article 8.

     4.4. DECISIONS BINDING. The Board's interpretation of the Plan, any Awards granted under the Plan, any additional written agreement between the Company and the Participants with respect to the Plan and all decisions and determinations by the Board with respect to the Plan are final, binding, and conclusive on all parties.

                                    ARTICLE 5
                                   ELIGIBILITY

     5.1. GENERAL. Awards may be granted only to those individuals who are designated as Participants herein, as well as any other employees or officers of the Company, Parent or a Subsidiary, as determined by the Board from time to time.

                                    ARTICLE 6
                                     AWARDS

     6.1. GENERAL. The Board shall grant Awards to Participants on the following terms and conditions.


     6.2. TIME AND CONDITIONS OF AWARD.


         (a) The Participants shall be entitled to receive an aggregate Award in an amount equal to ten percent (10%) of the Company Consolidated Pre-Tax Net Income, calculated as of June 30 and December 31 of each fiscal year of the Company (each, an "Award Calculation Date"), payable pro rata to each Participant in those percentages as set forth in Exhibit A hereto.

         (b) For each Award Calculation Date, BNLAC shall be obligated to pay to the Participants on a pro rata basis that portion of an aggregate Award equal to ten percent (10%) of the BNLAC Pre-Tax Statutory Profits. The Company shall be obligated for each Award Calculation Date to pay to the Participants on a pro rata basis, the aggregate Award less the amount paid by BNLAC as described above.

         (c) The Participants shall receive their Award payments no later than ninety (90) days from the respective Award Calculation Date (the "Award Payment Date") or the prior public release of the financial results of the Company for the period ending on an Award Calculation Date, as reflected by either a filing of such financial results with the SEC or the issuance of a press release reporting such financial results.

         (d) Awards shall be calculated based upon the Company's unaudited financial statements for any June 30 Award Calculation Date, and shall be calculated based upon the Company's audited financial statements for any December 31 Award Calculation Date. All financial statements utilized in connection with calculating Awards shall be prepared in accordance with GAAP, as consistently applied by the Company from period to period.

     6.3. RIGHT TO PAYMENT. An Award gives the Participant rights, valued as determined by the Board, and payable to the Participant to whom the Awards are granted, in whole or in part, as the Board shall establish at grant or thereafter. The Board shall set performance goals and other terms or conditions to payment of the Awards in its discretion which, depending on the extent to which they are met, will determine the number and value of Awards that will be paid to the Participant.

     6.4. OTHER TERMS. Awards shall have such other terms and conditions as determined by the Board and reflected in writing to the Participant.

                                    ARTICLE 7
                         PROVISIONS APPLICABLE TO AWARDS

     7.1. LIMITS ON TRANSFER. No right or interest of a Participant in any Award may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of such Participant to any other party other than the Company or a Parent or Subsidiary. No Award shall be assignable or transferable by a Participant other than by will or the laws of descent and distribution or pursuant to a domestic relations order as defined in Section 414(p)(1)(B) of the Code, if the order satisfies Section 414(p)(1)(A) of the Code.

     7.2. BENEFICIARIES. Notwithstanding Section 7.1, a Participant may designate, in a writing addressed to the Board, a beneficiary to exercise the rights of the Participant and to receive any distribution with respect to any Award upon the Participant's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under the Plan is subject to all terms and conditions of the Plan and any written agreement applicable to the Participant, except to the extent the Plan and written agreement otherwise provide, and to any additional restrictions deemed necessary or appropriate by the Board. If no beneficiary has been designated or survives the Participant, payment shall be made to the Participant's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by a Participant at any time provided the change or revocation is filed with the Board.

                                    ARTICLE 8
                     AMENDMENT, MODIFICATION AND TERMINATION

     8.1. AMENDMENT, MODIFICATION AND TERMINATION OF THE PLAN. The Board may at any time and from time to time amend, modify or terminate the Plan without shareholder approval; provided, however, that the Board may condition any amendment or modification on the approval of shareholders of the Company if such approval is necessary or deemed advisable with respect to tax, securities or other applicable laws, policies or regulations.

                                    ARTICLE 9
                               GENERAL PROVISIONS

     9.1. NO RIGHTS TO AWARDS. No Participant or any employee or officer shall have any claim to be granted any Award under the Plan, and neither the Company nor the Board is obligated to treat Participants or employees and officers uniformly.

     9.2. WITHHOLDING. The Company or any Parent or Subsidiary shall have the authority and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the Plan.

     9.3. NO RIGHT TO EMPLOYMENT. Nothing in the Plan or any other written agreement between the Company and the Participant with respect to the Plan shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any Parent or Subsidiary.

     9.4. INDEMNIFICATION. To the extent allowable under applicable law, each member of the Board shall be indemnified and held harmless by the Company from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by such member in connection with or resulting from any claim, action, suit, or proceeding to which such member may be a party or in which he may be involved by reason of any action or failure to act under the Plan and against and from any and all amounts paid by such member in satisfaction of judgment in such action, suit, or proceeding against him provided he gives the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company's Articles of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

     9.5. RELATIONSHIP TO OTHER BENEFITS. No payment under the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or benefit plan of the Company or any Parent or Subsidiary unless provided otherwise in such other plan.

     9.6. EXPENSES. The expenses of administering the Plan shall be borne by the Company and its Subsidiaries.

     9.7. TITLES AND HEADINGS. The titles and headings of the Sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.

     9.8. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     9.9. GOVERNMENT AND OTHER REGULATIONS. The obligation of the Company to make payment of awards shall be subject to all applicable laws, rules, and regulations, and to such approvals by government agencies as may be required.

     9.10. GOVERNING LAW. To the extent not governed by federal law, the Plan and all other written agreements between the Company and the Participants with respect to the Plan shall be construed in accordance with and governed by the laws of the State of Arkansas.

     9.11. ADDITIONAL PROVISIONS. Any other written agreements between the Company and the Participants with respect to the Plan may contain such other terms and conditions as the Board may determine; provided that such other terms and conditions are not inconsistent with the provisions of this Plan.

                            BNL FINANCIAL CORPORATION


                                      By: /s/ Wayne E. Ahart
                                         ---------------------------------------

                                   Title: Chairman of the Board
                                         ---------------------------------------

                         BROKERS NATIONAL LIFE ASSURANCE COMPANY


                                       By: /s/ Wayne E. Ahart
                                          --------------------------------------

                                    Title: Chairman of the Board
                                          --------------------------------------

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